Exhibit 10.5

                              TERMINATION AGREEMENT

         THIS TERMINATION AGREEMENT ("Termination Agreement") is made as of May 5, 2003 by and between the Estate of David Sowers, Deceased, by and through the Estate's Personal Representative, Sandra Sowers, having an address at 4411 NW 105th Terrace, Coral Springs, Florida 33065 (hereinafter "Licensor"), P.D.C. Innovative Industries, Inc., a Nevada corporation, with its principle place of business located at 3838 NW 126th Avenue, Coral Springs, Florida 33065 (hereinafter "Licensee"), Medical Marketing Innovations, Inc., a Florida corporation and wholly -owned subsidiary of Global, defined below, having its principle place of business located at 7150 West 20th Avenue, Suite 302, Hialeah, Florida 33016 (hereinafter "MMI") and Global Medical Marketing, Inc., a Florida corporation and the parent company of MMI, having its principle place of business located at 7150 West 20th Avenue, Suite 302, Hialeah, Florida 33016 ("Global")(the signatories to this Termination Agreement being referred to individually as a "Party" hereto and collectively as "Parties" hereto).

                              W I T N E S S E T H:

         WHEREAS, Licensor, Licensee and MMI previously entered into an Exclusive Patent Sub- License and Royalty Agreement dated as of November 21, 2002 ("Agreement"); and

         WHEREAS, Licensor, Licensee and MMI wish to terminate the Agreement and their respective rights and obligations thereunder as of the date of execution of this Termination Agreement;

         NOW, THEREFORE, for and in consideration of the covenants, conditions and undertakings hereinafter set forth, and for other good and valuable consideration, the receipt and sufficiency of which is acknowledged by the Parties hereto, the Parties agree as follows (capitalized terms not defined herein shall have the same meaning as set forth in the Agreement):

         1. The Agreement and the respective rights and obligations of each of the Licensor, Licensee, and MMI thereunder is hereby terminated.

         2. Each of the Parties represents and warrants to the other Parties hereto that such Party has not incurred, directly or indirectly, any obligation or liability, contingent or otherwise, under the Agreement to any of the other Parties, and agrees to indemnify and hold harmless each of such other Parties, and their respective officers, directors, employees, agents, and personal representatives, heirs, successors, and assigns, as the case may be, in connection with any breach of the foregoing representation and warranty.

         3. The Licensor and Licensee agree that Global and/or MMI, as may be determined by Global, shall be afforded the opportunity on a non-exclusive basis to sell and market the Hypo- Pro 2000 on such terms and conditions as the Licensee and Global and/or MMI may later agree after such time if and when the Hypo-Pro may receive approval by the U.S. Food and Drug Administration.

         4. In consideration for Global agreeing to cause MMI to terminate the Agreement and


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relinquish its exclusive rights thereunder, Licensee agrees to herewith transfer to Global 10,000,000 shares of Global restricted common stock and relinquish all of its right, title and interest thereto. Concurrent with the execution of this Termination Agreement by all Parties hereto, Licensee shall deliver to Global the share certificate(s) representing all of such shares, together with a stock power for each such certificate executed in blank with signature medallion guaranteed by a commercial bank, and a corporate resolution authorizing such transfer.

         5. Except for the prospective sales and marketing of the Hypo-Pro which may be undertaken by Global and/or MMI as provided for in paragraph 3 above, and as set forth below, the rights and obligations of each of the Licensor and Licensee as to the Technology, Patent Rights, Improvements and Related Technology and Components shall, upon execution hereof by all of the Parties hereto, be as set forth in the June 8 Agreement, as amended. Notwithstanding the foregoing, neither the: (a) royalty payment provisions set forth in the June 8 Agreement, as modified in the Amendment and Revision; or (b) anti-dilution provisions contained in the June 8 Agreement shall be applicable or effective, and the Licensor is not and shall not be entitled to any shares of the Licensee's common stock pursuant to such anti-dilution provision, and waives any and all claims, if any, arising from and pertaining to such provision.

         6. Any notice, or other communication required or permitted to be given to any Party hereto shall be deemed to have been properly given and to be effective on the date of delivery if delivered in person or by courier or by first-class certified mail, postage paid, or via telecopier (with a printed transmission confirmation of receipt provided to the sender thereof) to the respective address given below, or to such other address as it shall designate by written notice given to the other party as follows:

In the case of the Licensor:

         Sandra Sowers, Personal Representative for the Estate of David Sowers 4411 NW 105th Terrace
         Coral Springs, Florida 33065
         Telecopier No. (954) 752-9736

In the case of the Licensee:

         P.D.C. Innovative Industries, Inc. 3838 NW 126th Avenue Coral Springs, Florida 33065
         Attention: Michael Hiler, Chief Executive Officer
         Telecopier No. (954) 341-5361



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In the case of the MMI:

         Medical Marketing Innovations, Inc.
         7150 West 20th Avenue, Suite 302
         Hialeah, Florida 33016
         Attention:  President
         Telecopier No. (305-558-5977)

In the case of the Global:

         Global Medical Marketing, Inc.
         7150 West 20th Avenue, Suite 302
         Hialeah, Florida 33016
         Attention: Chief Executive Officer
         Telecopier No. (305-558-5977)

         7. This Termination Agreement shall be deemed made in, interpreted and construed in accordance with the laws of the State of Florida without regard to choice or conflict of law principles.

         8. No amendment or modification hereof shall be valid or binding upon the Parties unless made in writing and signed by each of the Licensor, Licensee, MMI and Global.

         9. This Termination Agreement embodies the entire understanding of the Parties and shall supersede all previous communications, representations, or understandings, either oral or written, between the Parties relating to the subject matter hereof. This Termination Agreement is binding upon and shall inure to the benefit of the Parties, their respective successors and permitted assigns. This Termination Agreement and the Parties' respective rights and obligations hereunder shall not be assigned by any of the Parties hereto without the prior written consent of the other Parties hereto.

         10. In the event any one or more of the provisions contained in this Termination Agreement shall for any reason be held to be invalid, illegal, or unenforceable in any respect, such invalidity, illegality, or unenforceability shall not affect any other provisions hereof, but this Termination Agreement shall be construed as if such invalid or illegal or unenforceable provisions had never been contained herein.

         11. Any controversy, claim, action and/or proceeding relating to or arising out of this Termination Agreement, its interpretation, performance, or termination, or the breach thereof, shall be brought solely in the federal and/or state courts located in Broward County, Florida. The prevailing party in any such action and/or proceeding shall be entitled to recover its reasonable attorney's fees and costs from the other party/parties. Each of the Parties hereto consents to the jurisdiction of such courts.


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         12. As each of the Parties hereto have had the opportunity to review this Termination Agreement with their own separate, distinct counsel, the rule of construction that ambiguities shall be construed against the drafter shall not be applicable.

         13. This Termination Agreement may be executed in counterparts and via telecopier.

         IN WITNESS WHEREOF, each of the Parties hereto have executed this Termination Agreement (in the case of each of the Licensee, MMI, and Global, by their respective officers hereunto duly authorized), on the date first set forth above.

                                     ESTATE OF DAVID SOWERS


                                     By: /s/ Sandra Sowers
                                         --------------------------------------
                                         Sandra Sowers, Personal Representative
                                         for the Estate of David Sowers

STATE OF FLORIDA                    )
                                    )   SS:
COUNTY OF BROWARD                   )

         The foregoing instrument was acknowledged before me this 5th day of May 2003 by Sandra Sowers as Personal Representative for the Estate of David Sowers, who is personally known to me or has produced Florida driver's license as identification and did/did not take an oath.



                                     /s/ Maria Galus
                                     ------------------------------
  My Commission Expires:             Notary Public, State of Florida


                                     P.D.C. INNOVATIVE INDUSTRIES, INC.


                                     By: /s/ Michael Hiler
                                         -------------------------------------
                                         Michael Hiler, Chief Executive Officer

STATE OF FLORIDA                    )
                                    )  SS:
COUNTY OF BROWARD                   )

         The foregoing instrument was acknowledged before me this 5th day of May 2003, by Michael Hiler as Chief Executive Officer of P.D.C. Innovative Industries, Inc., a Nevada corporation, on behalf of such corporation, who is personally known to me or has produced Florida Driver's License as identification and did/did not take an oath.

                                     /s/ Maria Galus
                                     -------------------------------
My Commission Expires:               Notary Public, State of Florida



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


                                     MEDICAL MARKETING INNOVATIONS, INC.


                                     By: /s/ John Carlson
                                         -----------------------------
                                         John Carlson, President

STATE OF FLORIDA              )
                              ) SS:
COUNTY OF MIAMI-DADE          )

         The foregoing instrument was acknowledged before me this 5th day of May 2003, by John Carlson as President of Medical Marketing Innovations, Inc., a Florida corporation, on behalf of such corporation, who is personally known to me or has produced ________________________ as identification and did/did not tak an oath.


                                     /s/ David Warshopsky
                                     -----------------------
My Commission Expires:               Notary Public, State of Florida




                                     GLOBAL MEDICAL MARKETING, INC.


                                     By:/s/ Ron Epstein
                                     ----------------------------
                                     Ron Epstein,
                                     Chief Executive Officer


STATE OF FLORIDA              )
                              ) SS:
COUNTY OF MIAMI-DADE          )

The foregoing instrument was acknowledged before me this 5th day of May 2003 by Ron Epstein as Chief Executive Officer of Global Medical Marketing, Inc., a Florida corporation, on behalf of such corporation, who is personally known to me or has produced __________________ as identification and did/did not take an oath.



                                     /s/ David Warshopsky
                                     --------------------------
My Commission Expires:               Notary Public, State of Florida


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